                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                            January 28, 2005
                           ------------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Exhibits
---------

99.1 Press release dated January 26, 2005
99.2 Press release dated January 28, 2005


Item 8.01:  Other Events
------------------------

On January 26, 2005 Westamerica Bancorporation announced the approval from the Board of Governors of the Federal Reserve System of Westamerica's acquisition of Redwood Empire Bancorp. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

On January 28, 2005 Westamerica Bancorporation issued a correcting press release of the January 26, 2005 press release regarding the approximate per share value of stock and cash consideration.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    DENNIS R. HANSEN
------------------------------------
Dennis R. Hansen
Senior Vice President and Controller
January 28, 2005

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-7
                         January 26, 2005

  (99.2)                 Press release dated                  8-9
                         January 28, 2005

Exhibit 99.1:
-------------

FOR IMMEDIATE RELEASE
January 26, 2005


WESTAMERICA MERGER APPLICATION APPROVED BY FEDERAL RESERVE

    San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC) and Redwood Empire Bancorp (NASDAQ: REBC) signed a definitive agreement August 25, 2004 under which Westamerica Bancorporation will acquire Redwood Empire Bancorp, parent company of National Bank of the Redwoods. Redwood Empire Bancorp announced December 15, 2004 its shareholders approved the merger with Westamerica Bancorporation. Pursuant to the terms of the definitive agreement, Westamerica filed a customary merger application with the Board of Governors of the Federal Reserve System ("FRB"). Today, the FRB approved Westamerica's merger application subject to Westamerica's divestiture of approximately $43 million in deposits domiciled in Lake County.
    The definitive agreement provides an adjustment to the merger consideration to be paid Redwood shareholders if such a divestiture is required. For a divestiture of over $30 million in deposits, the consideration paid to Redwood Empire Bancorp shareholders is reduced by $0.30 to approximately $28.44 per share, consisting of $11.37 in cash and shares of Westamerica common stock valued at approximately $17.07. The Westamerica Bancorporation common stock to be received by Redwood Empire Bancorp shareholders is subject to a formula based on the average closing price of Westamerica Bancorporation common stock as traded on the NASDAQ during the 20-trading days ending two days prior to the effective date of the merger. If the 20-trading day average price is not less than $45.4950 and not more than $55.6050, Redwood Empire Bancorp shareholders will receive Westamerica Bancorporation common stock valued at approximately $17.07, as determined due to the required deposit divestiture. However, if the

20-trading day average price is less than $45.4950 or more than $55.6050, the Westamerica Bancorporation common stock received is subject to further adjustment according to the terms of the definitive agreement. For example, the average closing price of Westamerica Bancorporation common stock for the 20-trading days ending January 26, 2005 is $56.33. While the ultimate average price will not be determined until the effective date of the merger, assuming an average price of $56.33 and the required divestiture of over $30 million Lake County deposits, Redwood Empire Bancorp shareholders would receive Westamerica Bancorporation common stock valued at approximately $17.29 plus cash of $11.27 for total consideration of $28.56 for each share of Redwood Empire Bancorp. The closing price of Westamerica common stock on January 26, 2005 was $53.14.
    The merger will result in the issuance of approximately 1.55 million new shares of Westamerica common stock, and payment of cash of approximately $56 million. At December 31, 2004, Westamerica had approximately 31.6 million shares outstanding and Redwood Empire Bancorp had approximately 5.0 million shares outstanding. Although the parties have not adopted any formal timetable, the FRB's approval allows completion of the merger no sooner than 15 days but no later than three months from the date of approval.
    In addition to FRB approval, the merger is subject to approval by the Department of Financial Institutions ("DFI") under the California Financial Code. Westamerica has filed a merger application with the DFI.
    The agreement is subject to certain other terms and conditions, as described in Westamerica Bancorporation's Form S-4 filed with the Securities and Exchange Commission on October 15, 2004, and available at http://www.sec.gov/Archives/edgar/data/311094/000095013404015085/0000950134-04-
015085-index.htm
	Westamerica Bancorporation through its wholly owned subsidiary, Westamerica Bank, operates 87 branches and two trust offices throughout 22 Northern and Central California counties. Westamerica's assets at December 31, 2004 were approximately $4.7 billion.

Westamerica Bancorporation Web Address: www.westamerica.com


For additional information contact:
Westamerica Bancorporation
Robert A. Thorson  -  SVP & Treasurer
	707-863-6840

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended September 30, 2004 and Form 10-K for the year ended December 31, 2003, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, the combination of the former Kerman State Bank and other mergers and acquisitions.

Westamerica has filed a registration statement on Form S-4 with the SEC in connection with the proposed merger. Westamerica Bancorporation and Redwood Empire Bancorp also filed a proxy statement/prospectus and other information with the SEC. Investors and security holders are advised to read the proxy statement/prospectus and these materials, because they contain important information.

Redwood Empire Bancorp and its officers and directors may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction matters. Information regarding such individuals is included in the Annual Report on Form 10-K filed by Redwood Empire Bancorp with the SEC on March 30, 2004, and in the Definitive Proxy Statement on Schedule 14A filed by Redwood Empire Bancorp with the SEC on April 14, 2004 and was incorporated by reference in the proxy statement/prospectus relating to the merger.

Investors and security holders may obtain a free copy of the proxy statement/prospectus and other documents filed by Westamerica Bancorporation and Redwood Empire Bancorp with the SEC at the SEC's web site at http://www.sec.gov. For investor information on Westamerica Bancorporation at no charge, visit "http://www.westamerica.com/investor_relations/index.html" or call 707-863-6992. Free copies of Redwood Empire Bancorp's filings may be obtained by directing a request to Redwood Empire Bancorp, attention Corporate Secretary, 111 Santa Rosa Avenue, Santa Rosa, California 95404-4905; Telephone: (707) 573-4800.

   Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.


                                        ###



Exhibit 99.2:
-------------

FOR IMMEDIATE RELEASE
January 28, 2005



WESTAMERICA MERGER CONSIDERATION FOR
REDWOOD EMPIRE BANCORP SHARES

San Rafael, CA: In our press release of January 26, 2005, the sentence describing the hypothetical merger consideration based on the average closing price of Westamerica Bancorporation (Nasdaq: WABC) common stock for the 20 trading days ending January 26, 2005, should have indicated that Redwood Empire Bancorp (Nasdaq: REBC) shareholders would receive Westamerica common stock valued at approximately $17.29 plus cash of $11.37 for total consideration of $28.66 for each share of Redwood Empire Bancorp (instead of cash of $11.27 and total consideration of $28.56).

Westamerica Bancorporation Web Address: www.westamerica.com


For additional information contact:
Westamerica Bancorporation
Robert A. Thorson  -  SVP & Treasurer
	707-863-6840

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended September 30, 2004 and Form 10-K for the year ended December 31, 2003, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, the combination of the former Kerman State Bank and other mergers and acquisitions.

Westamerica has filed a registration statement on Form S-4 with the SEC in connection with the proposed merger. Westamerica Bancorporation and Redwood Empire Bancorp also filed a proxy statement/prospectus and other information with the SEC. Investors and security holders are advised to read the proxy statement/prospectus and these materials, because they contain important information.

Redwood Empire Bancorp and its officers and directors may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction matters. Information regarding such individuals is included in the Annual Report on Form 10-K filed by Redwood Empire Bancorp with the SEC on March 30, 2004, and in the Definitive Proxy Statement on Schedule 14A filed by Redwood Empire Bancorp with the SEC on April 14, 2004 and was incorporated by reference in the proxy statement/prospectus relating to the merger.

Investors and security holders may obtain a free copy of the proxy statement/prospectus and other documents filed by Westamerica Bancorporation and Redwood Empire Bancorp with the SEC at the SEC's web site at http://www.sec.gov. For investor information on Westamerica Bancorporation at no charge, visit "http://www.westamerica.com/investor_relations/index.html" or call 707-863-6992. Free copies of Redwood Empire Bancorp's filings may be obtained by directing a request to Redwood Empire Bancorp, attention Corporate Secretary, 111 Santa Rosa Avenue, Santa Rosa, California 95404-4905; Telephone: (707) 573-4800.

   Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.


                                          ###